                         SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934
                            (Amendment No.   )

Filed by the Registrant (x)
Filed by a Party other than the Registrant ( )
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          PUBLIX SUPER MARKETS, INC.
             ------------------------------------------------
             (Name of Registrant as Specified in its Charter)

-----------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on thable below per Exchange Act Rules 14a-6(i)(1) and 0-11
    1) Title of each class of securities to which transaction applies:

    -------------------------------------------------------------------------
    2) Aggregate number os securities to which transaction applies:

    -------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    -------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

    -------------------------------------------------------------------------
    5) Total fee paid:

    -------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid:

    -------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

    -------------------------------------------------------------------------
    3) Filing Party:

    -------------------------------------------------------------------------
    4) Date Filed:

    -------------------------------------------------------------------------

PUBLIX SUPER MARKETS, INC.

1998 NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND PROXY STATEMENT



Tuesday, May 12, 1998
Main Office & Warehouse
1936 George Jenkins Boulevard
Lakeland, Florida 33815


To Our Stockholders:

Notice is hereby given, pursuant to the By-Laws of the Corporation, that the Annual Meeting of Stockholders of Publix Super Markets, Inc., a Florida Corporation, will be held at the principal office of the Corporation, 1936 George Jenkins Boulevard, Lakeland, Florida, on Tuesday, May 12, 1998, at 9:30 a.m. for the following purposes:

     1. To elect a Board of Directors;
       2. To transact such other business as may properly come before the meeting or any adjournments thereof.

Accompanying the Notice of Annual Meeting of Stockholders is a Proxy Statement and a proxy card. Whether or not you plan to attend this meeting, please mark, sign, date and return the proxy card in the enclosed return envelope.

By order of the Board of Directors:

/s/ S. Keith Billups

S. Keith Billups
Secretary






Dated: March 4, 1998

GENERAL INFORMATION

This Proxy Statement is being mailed on or about April 9, 1998, to the stockholders of Publix Super Markets, Inc. (the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting of Stockholders to be held on May 12, 1998, or any adjournments thereof. The cost of the enclosed proxy is borne by the Corporation.

VOTING SECURITIES OUTSTANDING

As of the opening of business on March 4, 1998, hereinafter referred to as March 4, 1998, there were 218,016,983 shares of common stock of the Corporation outstanding. Each share is entitled to one vote.

Only holders of common stock of record as of March 4, 1998, will be entitled to vote at the Annual Meeting of Stockholders.

VOTING PROCEDURES

A stockholder giving the enclosed proxy has the power to revoke it at any time before it is exercised by filing a written notice of such revocation or a duly executed proxy bearing a later date with the Secretary of the Corporation, at the principal office of the Corporation, 1936 George Jenkins Boulevard, Lakeland, Florida. The execution of the enclosed proxy will not affect a stockholder's right to vote in person at the meeting should the stockholder later find it convenient to attend the meeting and desire to vote in person.

The proxy cards will be tabulated by employees of the Corporation. A stockholder attending in person or by proxy will be counted as part of the quorum for the meeting, even if that person abstains or otherwise does not vote on any matter. Directors will be elected by a plurality of the votes cast at the meeting in person or by proxy. Any other matter submitted to a vote of the stockholders must be approved by the affirmative vote of the majority of shares voted at the meeting in person or by proxy. An abstention or a failure to vote is not counted in determining whether a plurality of votes exists, but an abstention or a failure to vote is equivalent to a "no" vote when a majority vote of all outstanding shares is required.

ELECTION OF DIRECTORS

The Corporation's By-Laws specify that the Board of Directors shall not be less than three nor more than fifteen members. The exact number of directors shall be fixed by resolution of the then authorized number of directors. The Board of Directors has fixed the number of directors at nine members. The persons designated as nominees for election as a director are Carol Jenkins Barnett, Hoyt R. Barnett, W. Edwin Crenshaw, Mark C. Hollis, Charles H. Jenkins, Jr., Howard M. Jenkins, Tina P. Johnson, E.V. McClurg and William H. Vass. Each nominee is currently a director of the Corporation. Management of the Corporation recommends a vote FOR all the nominees. The proxies will be voted FOR the election of the nine nominees unless the stockholder specifies otherwise. The term of office of the directors will be until the next annual meeting or until their successors shall be elected and qualified.

If one or more of the nominees become unable or unwilling to serve at the time of the meeting, the shares represented by proxy will be voted for the remaining nominees and for any substitute nominee(s) designated by the Board of Directors or, if none, the size of the Board will be reduced accordingly. The Board of Directors does not anticipate that any nominee will be unavailable or unable to serve.

INFORMATION CONCERNING PROPOSED
DIRECTORS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information about the shares of the Corporation's common stock beneficially owned as of March 4, 1998, by the Corporation's proposed directors. Additionally listed are all directors and executive officers as a group and others known by the Corporation to own beneficially 5% or more of the Corporation's common stock.

Name, Principal Occupation
Presently and During Last
Five Years and Period of         Nature of Family Relationship             Number of Shares of Common
Service as Director of           with Executive Officers                   Stock Beneficially Owned     Percent
the Corporation (Age)            and Directors                             as of March 4, 1998 (1)      of Class
----------------------------------------------------------------------------------------------------------------

Carol Jenkins Barnett            Sister of Howard M. Jenkins,                   11,991,612 (2)            5.50
  Director since 1983 (41)       cousin of Charles H. Jenkins, Jr.,
                                 aunt of W. Edwin Crenshaw and
                                 wife of Hoyt R. Barnett

Hoyt R. Barnett                  Husband of Carol Jenkins Barnett               22,574,456 (3)           10.35
  Executive Vice President       and brother-in-law of Howard M. Jenkins
  of the Corporation and
  Trustee of the Profit
  Sharing Plan, Director since
  1985 (54)

W. Edwin Crenshaw                Nephew of Carol Jenkins Barnett,                  638,220                 *
  President of the               nephew of Howard M. Jenkins and
  Corporation since 1996,        cousin of Charles H. Jenkins, Jr.
  previously Executive Vice
  President (1994) and Vice
  President, Director since
  1990 (47)

Mark C. Hollis                                                                   1,411,414 (4)             *
  Vice Chairman of the Board
  of the Corporation since
  1996, previously President
  and Chief Operating Officer,
  Director since 1974 (63)

Charles H. Jenkins, Jr.          Cousin of Carol Jenkins Barnett,                1,744,795                 *
  Chairman of the Executive      cousin of W. Edwin Crenshaw and
  Committee of the Corporation,  cousin of Howard M. Jenkins
  Director since 1974 (54)




* Shares represent less than 1% of class.

Note references are explained on page 4.

Name, Principal Occupation
Presently and During Last
Five Years and Period of         Nature of Family Relationship             Number of Shares of Common
Service as Director of           with Executive Officers                   Stock Beneficially Owned     Percent
the Corporation (Age)            and Directors                             as of March 4, 1998 (1)      of Class
----------------------------------------------------------------------------------------------------------------

Howard M. Jenkins                 Brother of Carol Jenkins Barnett,             14,006,850 (5)            6.42
  Chairman of the Board and       cousin of Charles H. Jenkins, Jr.,
  Chief Executive Officer of      uncle of W. Edwin Crenshaw and
  the Corporation, Director       brother-in-law of Hoyt R. Barnett
  since 1977 (46)

Tina P. Johnson                                                                  2,813,570 (6)            1.29
  Senior Vice President of the
  Corporation and Trustee of the
  401(k) Plan - Publix Stock Fund
  since 1997, previously Vice
  President and Treasurer and
  Trustee of the 401(k) Plan -
  Publix Stock Fund (1996),
  Treasurer and Trustee of the
  401(k) Plan - Publix Stock Fund
  (1995) and Treasurer,
  Director since 1993 (38)

E.V. McClurg                                                                     1,985,132                 *
  Attorney-at-law, law office of
  Hahn, McClurg, Watson, Griffith
  & Bush since 1995, previously
  law office of E.V. McClurg,
  Director since 1988 (56)

William H. Vass                                                                 32,998,039 (7)           15.14
  Executive Vice President of the
  Corporation and Trustee of the
  Employee Stock Ownership Plan,
  Director since 1988 (48)


* Shares represent less than 1% of class.

Note references are explained on page 4.

(1)As used in the table on the preceding pages, "beneficial ownership" means the sole or shared voting or investment power with respect to the Corporation's common stock. Holdings of officers include shares allocated to their individual accounts in the Corporation's Employee Stock Ownership Plan, over which each officer exercises sole voting power and shared investment power. In accordance with the beneficial ownership regulations, the same shares of common stock may be included as beneficially owned by more than one individual or entity.

(2)Includes 1,248,255 shares which are also shown as beneficially owned by Carol Jenkins Barnett's husband, Hoyt R. Barnett, but excludes all other shares beneficially owned by Hoyt R. Barnett, as to which Carol Jenkins Barnett disclaims beneficial ownership.

(3)Hoyt R. Barnett is Trustee of the Profit Sharing Plan which is the record owner of 21,200,000 shares of common stock over which he exercises sole voting and investment power. Total shares beneficially owned include 1,248,255 shares also shown as beneficially owned by his wife, Carol Jenkins Barnett, but exclude all other shares of common stock beneficially owned by Carol Jenkins Barnett, as to which Hoyt R. Barnett disclaims beneficial ownership.

(4)All shares are owned in a family trust over which Mark C. Hollis is Co-Trustee with his wife. As Co-Trustee, Mark C. Hollis has shared voting and investment power for these shares.

(5)Howard M. Jenkins has sole voting and sole investment power over 3,126,015 shares of common stock which are held directly, sole voting and sole investment power over 162,103 shares which are held indirectly and shared voting and shared investment power over 10,700,373 shares which are held indirectly.

(6)Tina P. Johnson is Trustee of the 401(k) Plan - Publix Stock Fund which is the record owner of 2,762,813 shares of common stock over which she has sole voting and shared investment power.

(7)William H. Vass is Trustee of the Employee Stock Ownership Plan (ESOT) which is the record owner of 32,964,229 shares of common stock over which he has shared investment power. As Trustee, William H. Vass exercises sole voting power over 626,744 shares in the ESOT because such shares have not been allocated to participants' accounts. For ESOT shares allocated to participants' accounts, William H. Vass will vote shares as instructed by participants. Additionally, William H. Vass will vote ESOT shares for which no instruction is received.

OTHER BENEFICIAL OWNERS' INFORMATION

Twenty-eight directors and executive officers as a group beneficially owned 89,542,824 shares or 41.07% of the common stock of the Corporation as of March 4, 1998. Included in this amount are 56,927,042 shares or 26.11% in the Profit Sharing Plan, Employee Stock Ownership Plan and 401(k) Plan - Publix Stock Fund.

Nancy E. Jenkins, sister of Howard M. Jenkins, is the record and beneficial owner of 14,703,305 shares or 6.74% of the common stock of the Corporation.

Beneficial owners of 5% or more of common stock who are known by the Corporation include those noted in the preceding table with respect to directors, the Profit Sharing Plan and the Employee Stock Ownership Plan or otherwise noted above. The Corporation is aware of no other beneficial owners of 5% or more of the common stock of the Corporation. The address for all beneficial owners is 1936 George Jenkins Boulevard, Lakeland, Florida, 33815.

Under Section 16 of the Securities Exchange Act of 1934, certain officers, directors and stockholders of the Corporation are required to file reports of stock ownership and changes therein with the Securities and Exchange Commission. The Corporation believes that its officers, directors and stockholders complied with the Section 16 filing requirements except as noted below. Reports filed by the following persons did not reflect their indirect beneficial ownership of certain shares or changes therein: M. Clayton Hollis, Jr. (one Form 3 and five Form 4s); Thomas M. McLaughlin (one Form 4). Upon learning of the omissions, Mr. Hollis and Mr. McLaughlin promptly filed amended reports to reflect the required information.


COMPENSATION OF DIRECTORS

The directors of the Corporation are not compensated for services as directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Compensation Committee members, who were all officers of the Corporation during 1997, include: Hoyt R. Barnett, W. Edwin Crenshaw, Charles H. Jenkins, Jr., Howard M. Jenkins and William H. Vass. There were no interlocks of executive officers or directors of the Corporation serving on the compensation or equivalent committee of another entity which has any executive officer or director serving on the Compensation Committee, other committee or Board of Directors of the Corporation.

During 1997, the Corporation purchased approximately $2,732,000 of food products from Alma Food Imports, Inc., a company owned by Julia Jenkins Fancelli, sister of Howard M. Jenkins.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Board's Compensation Committee is responsible for reviewing the salary and benefit structure of the Corporation with respect to its executive officers. The compensation for the named executive officers, including the CEO, include a base salary and an incentive bonus.

The factors considered in determining the base salary include: (1) the overall level of responsibility and the relationship to compensation levels of the Corporation's management, (2) the compensation levels of supermarket chains in the Corporation's Peer Group Index, taking into account the size and financial performance of the Corporation, (3) anticipated competitive operating conditions and (4) overall economic conditions. During 1997, the CEO of the Corporation, Howard M. Jenkins received no base salary increase. While the first two factors above suggested increases in salary for this named executive officer, the Corporation decided to maintain his salary at the same level consistent with its conservative position regarding base salary increases for named executive officers.

Bonuses are paid generally in the year following the year earned. During 1992, the Corporation implemented an incentive bonus plan. The incentive bonus covers approximately 375 management employees. Under the plan, a bonus pool is established as a fraction of earnings before income taxes for the twelve months ended with the third quarter for each fiscal year. Then, this pool is adjusted upward or downward to reflect actual sales results for the same twelve month period in comparison to a sales goal. The fraction of earnings before income taxes that is used was determined in 1992. The fraction equaled the percentage of 1991 earnings before income taxes represented by 1991 discretionary bonuses paid in total, without any formula, to those who began to participate in the incentive bonus in 1992. The same fraction of earnings has been maintained as essentially constant since 1992 because of the desire to have the bonus pool in total change only as the performance of the Corporation changes. The bonus pool is allocated among the participating management employees, including the named executive officers, based on compensation paid for the twelve months ended with the third quarter of the fiscal year. The bonuses are earned for employment during the calendar year and an employee must be employed at the end of the calendar year to participate in the bonus. However, the bonuses are allocated on compensation for the period described above so the bonuses can be determined by year end. The decrease in 1997 bonuses for the named executive officers principally results from the impact of the settlement of the Corporation's class action gender discrimination suit during the measurement period described above.

The compensation earned by the executives named in the following table ranks at or near the bottom of compensation earned by comparable positions among the peer group supermarket chains included in the performance graphs on page 9.

This report is submitted by the following members of the Compensation Committee during 1997:

Hoyt R. Barnett, W. Edwin Crenshaw, Charles H. Jenkins, Jr., Howard M. Jenkins and William H. Vass.

EXECUTIVE COMPENSATION

The following table summarizes the compensation earned by the Corporation's Chief Executive Officer (CEO) and the Corporation's four most highly compensated executive officers other than the CEO who were serving as executive officers at the end of 1997 and for services rendered in all capacities to the Corporation during the years ended 1997, 1996 and 1995:

SUMMARY COMPENSATION TABLE

                                                                            Long Term Compensation
                                                                        -----------------------------
                                       Annual Compensation                     Awards         Payouts
                               --------------------------------------   --------------------  -------
                                                              Other
                                                              Annual    Restricted                     All Other
                                                              Compen-   Stock       Options/  LTIP     Compen-
Name and Principal Position    Year    Salary     Bonus (1)   sation    Award       SARs (#)  Payouts  sation(2)
----------------------------------------------------------------------------------------------------------------
Howard M. Jenkins (23)         1997    $300,000  $136,738        -        -          -          -      $17,595
  Chairman of the Board,       1996     300,000   149,477        -        -          -          -       14,679
  Chief Executive Officer and  1995     300,000   128,606        -        -          -          -       15,251
  Director

Charles H. Jenkins, Jr. (28)   1997    $248,000  $109,555        -        -          -          -      $17,595
  Chairman of the              1996     236,000   115,122        -        -          -          -       14,679
  Executive Committee and      1995     228,000    97,098        -        -          -          -       15,251
  Director

W. Edwin Crenshaw (23)         1997    $256,000  $105,139        -        -          -          -      $17,595
  President and Director       1996     232,000   108,757        -        -          -          -       14,679
                               1995     209,000    85,847        -        -          -          -       15,251

William H. Vass (18)           1997    $284,000  $125,300        -        -          -          -      $17,595
  Executive Vice President     1996     272,000   130,879        -        -          -          -       14,679
  and Director                 1995     256,000   106,279        -        -          -          -       13,979

Hoyt R. Barnett (29)           1997    $206,000  $ 91,978        -        -          -          -      $17,595
  Executive Vice President     1996     198,000    99,346        -        -          -          -       14,679
  and Director                 1995     198,000    86,860        -        -          -          -       15,251


( )Years of Service

(1)Amounts in this column include bonuses earned in the applicable year but paid in a subsequent year.

(2)Amounts in this column include the Corporation's contribution to the Profit Sharing Plan, the Employee Stock Ownership Plan and the 401(k) Plan.

OTHER COMPENSATION

The Corporation has no defined benefit pension plans. Its two non-contributory defined contribution plans, a profit sharing plan and an employee stock ownership plan, are available to all employees who have completed one year of employment during which they worked 1,000 hours or more. The Corporation's contribution to the Profit Sharing Plan is based on 10% of earnings before income taxes, profit sharing and employee stock ownership contributions. An additional 10% of the same earnings is contributed to the Employee Stock Ownership Plan. The Corporation's contributions to these two plans are allocated to all participants on the basis of compensation and the plans do not discriminate, in scope, terms, or operation, in favor of officers or directors of the Corporation. Amounts earned for 1997, 1996 and 1995 under the plans by the CEO and the four most highly compensated executive officers are listed in the Summary Compensation Table.

Effective January 1, 1995, the Corporation adopted a 401(k) Plan for the benefit of eligible employees. The 401(k) Plan is a voluntary defined contribution plan. Employees who have completed one year of employment during which they worked 1,000 hours or more may contribute up to 6% of their annual compensation, subject to certain maximum contribution restrictions. The Corporation may make a discretionary annual matching contribution to eligible participants of this plan as determined by the Board of Directors. During 1997, 1996 and 1995 the Board of Directors approved a match of 50% of eligible contributions up to 3% of eligible wages not to exceed a maximum of $750 per employee. The match, which is made in the subsequent year, is in the form of common stock of the Corporation.

The Corporation's group health insurance plan is available to full-time employees and qualified part-time employees and the group life insurance plan and long-term disability plan are available to full-time employees. These plans do not discriminate in favor of officers or directors of the Corporation.

All compensation paid to executive officers during 1997, other than cash and compensation pursuant to the plans described above, does not exceed the minimum amounts required to be reported pursuant to the Securities and Exchange Commission rules.

INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

During 1997, the Corporation purchased approximately $2,732,000 of food products from Alma Food Imports, Inc., a company owned by Julia Jenkins Fancelli, sister of Howard M. Jenkins.

During 1997, the Corporation paid approximately $832,000 to the law office of Hahn, McClurg, Watson, Griffith & Bush for legal services. E.V. McClurg is a director and continues to provide legal services to the Corporation.

In the opinion of management, the terms of these transactions are no less favorable than terms that could have been obtained from unaffiliated parties.

PERFORMANCE GRAPH

The following performance graph sets forth the Corporation's cumulative total stockholder return during the five years ended December 27, 1997, with the cumulative total return on the S&P 500 Index and a custom Peer Group Index including companies in the same line of business (supermarket retail companies)(1). The Peer Group Index is weighted based on the various companies' market capitalization. The comparison assumes $100 was invested at the end of 1992 in the Corporation's common stock and in each of the related indices and assumes reinvestment of dividends.

The Corporation's stock is valued as of the end of each fiscal quarter. After the end of a quarter, however, shares continue to be traded at the prior valuation until the new valuation is received. The cumulative total return for the companies represented in the S&P 500 Index and the custom Peer Group Index is based on those companies' calendar year end trading price. Therefore, the Corporation has provided a performance graph based on the Corporation's fiscal year end valuation (rather than the trading price at fiscal year end, representing the appraised value as of the prior fiscal quarter). For comparative purposes, additional information is provided based on the fiscal year end trading price of the Corporation's shares.


COMPARISON OF FIVE-YEAR CUMULATIVE RETURN BASED UPON YEAR END VALUATION

                       1992        1993        1994        1995        1996        1997
PUBLIX               $100.00      107.26      125.64      148.82      187.89      277.03
S&P 500              $100.00      110.08      111.53      153.45      188.68      251.63
PEER GROUP           $100.00       95.87      103.18      132.84      175.49      224.25


COMPARISON OF FIVE-YEAR CULULATIVE RETURN BASED UPON YEAR END TRADING PRICE

                       1992        1993        1994        1995        1996        1997
PUBLIX               $100.00       96.32      121.23      144.38      185.66      209.46
S&P 500              $100.00      110.08      111.53      153.45      188.68      251.63
PEER GROUP           $100.00       95.87      103.18      132.84      175.49      224.25

(1)Companies included in the peer group are: A&P, Albertsons, American Stores, Brunos, Food Lion, Giant Foods, Hannaford Bros., Kroger, Safeway, Smith's Food & Drug (acquired by Fred Meyor in September
   1997), Vons (acquired by Safeway in April 1997), Weis Markets and Winn-
   Dixie.

COMMITTEES

The Board of Directors has not appointed a nominating committee.

The Board's Compensation Committee sets and reviews the salary and benefits structure of the Corporation with respect to its executive officers.
During 1997, the Compensation Committee consisted of Hoyt R. Barnett, Chairman, W. Edwin Crenshaw, Charles H. Jenkins, Jr., Howard M. Jenkins and William H. Vass. During 1997, the Committee held one meeting.

The Board's Audit Committee recommends the independent auditors to be engaged by the Corporation and reviews with the independent auditors and the internal auditors the scope and results of their audit work, including their appraisal of the Corporation's internal accounting controls. Presently, the Audit Committee consists of Carol Jenkins Barnett, Mark C. Hollis and E.V. McClurg, Chairman. During 1997, the Committee held two meetings.

BOARD OF DIRECTORS MEETINGS

The Board of Directors held five meetings during 1997. All directors attended at least 75% of the Corporation's Board of Directors and committee meetings held in 1997.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The firm of KPMG Peat Marwick LLP was the Corporation's auditors during 1997. The Audit Committee will make its recommendation as to the Corporation's auditors for 1998 later this year.

Representatives of KPMG Peat Marwick LLP will be present at the meeting with an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

PROPOSALS OF STOCKHOLDERS

Proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders must be received at the Corporation's executive offices prior to December 9, 1998, for consideration for inclusion in the Proxy Statement relating to that meeting.

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

At the date of this Proxy Statement the Board of Directors knows of no matter other than the matters described herein that will be presented for consideration at the meeting. However, if any other business shall properly come before the meeting, all proxies signed and returned by stockholders will be voted in accordance with the best judgment of the persons voting the proxies.

By order of the Board of Directors:

/s/ S. Keith Billups

S. Keith Billups
Secretary



Dated: March 4, 1998


The Corporation will provide, without charge, a copy of its annual report to the Securities and Exchange Commission, Form 10-K, for the fiscal year ended December 27, 1997, upon the written request of any stockholder of record or beneficial owner as of the opening of business on March 4, 1998. Requests for such reports should be directed to S. Keith Billups, P.O. Box 407, Lakeland, Florida 33802.

                        PUBLIX SUPER MARKETS, INC.
             PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 12, 1998


The undersigned hereby appoints Howard M. Jenkins, Charles H. Jenkins, Jr. and W. Edwin Crenshaw or any of them, as proxy or proxies with power of substitution, to vote all shares of Common Stock of Publix Super Markets, Inc., which the undersigned is entitled to vote at the 1998 Annual Meeting of Stockholders, and at any adjournments thereof, on the following matters:

      1.  Election of Directors - Carol Jenkins Barnett, Hoyt R. Barnett,
          W. Edwin Crenshaw, Mark C. Hollis, Charles H. Jenkins, Jr., Howard M. Jenkins, Tina P. Johnson, E. V. McClurg and William H. Vass.

      [ ] FOR all nominees listed above (except as to those nominees whose names have been crossed out).

      [ ] AUTHORITY WITHHELD

      2. Other Matters - Unless a line is stricken through this sentence, the proxies named above may, in their discretion, vote the shares represented by this proxy card upon such other matters as may properly come before the Annual Meeting.

The shares represented by this proxy card will be voted only if this proxy card is properly executed and timely returned. In that event, such shares will be voted as specified. If no specification is made, the shares will be voted in favor of items 1 and 2.

The undersigned acknowledges receipt of (1) the Corporation's 1997 Annual Report to Stockholders and (2) the Corporation's Notice of Annual Meeting of Stockholders and Proxy Statement dated March 4, 1998 relating to the Annual Meeting. The undersigned revokes any proxy previously given for the shares represented by this proxy.

____________________    __________________________ __________________________
Date                    Signature                  Signature if held jointly

[ ] If you received an annual report for this account and request not to, please mark an (x) in this box.
    Stockholders with multiple accounts,
    please leave one proxy card unmarked.

[ ] I will attend the meeting.

Note: Your signature should appear as your name appears hereon. For shares held in joint names, each joint owner should sign. If signing as attorney, executor, administrator, trustee, guardian or other representative capacity, please give full title as such.

Please mark, sign, date and promptly return this proxy card using the enclosed envelope.

To Participants of Publix Super Markets, Inc.
Employee Stock Ownership Plan  (ESOT)


Dear ESOT Participant:

The Publix Super Markets, Inc. Annual Meeting of Stockholdgers is being held on May 12 this year. At the meeting, the Trustee of the ESOT, William H. Vass, or his designee, will vote the shares allocated to your ESOT account according to your instructions. You may indicate your instructions on the last page of this booklet, which is the 1998 Notice of Annual Meeting of Stockholders and Proxy Statement.

Your choices are:
1.  To vote on the issues described on the last page of this booklet,
2.  To withhold authority to vote your shares.

Once you have made your voting decision on the proxy card:
1.  Sign and date the card,
2.  Tear off along perforated line,
3. Fold and return through the unmetered store mail system. If you did not receive this booklet at a Publix location, please return the form in the envelope provided.

Please keep in mind that if you indicate "authority withheld" on the last page of this booklet, the Trustee will not execercise any voting rights for your ESOT shares. If your voting instructions are not received by May 12, the plan Trustee will vote your ESOT shares at his discretion.

Thank you,

Plan Administrator
Publix Super Markets, Inc.

Dated: March 4, 1998

                        PUBLIX SUPER MARKETS, INC.
                      REQUEST FOR VOTING INSTRUCTIONS
                          IN CONNECTION WITH THE
                      ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON May 12, 1998



The undersigned, a participant or beneficiary in the Publix Super Markets, Inc. Employee Stock Ownership Plan (the "ESOT"), with respect to all shares of Common Stock of Publix Super Markets, Inc. (the "Corporation") allocated to the ESOT account of the undersigned, the voting rights of which are accorded to the undersigned under the ESOT (the "Account Shares"), does hereby request and instruct William H. Vass, Trustee, or the Trustee's designee, to attend the Annual Meeting of Stockholders of the Corporation to be held on May 12, 1998 and any adjournments thereof and to vote all the Account Shares which are entitled to vote at the Annual Meeting, in any manner and with the same effect as if the undersigned were the record owner of the Account Shares. The undersigned authorizes and instructs the Trustee or his designee to vote as follows:

     1.  Election of Directors - Carol Jenkins Barnett, Hoyt R.
     Barnett, W. Edwin Crenshaw, Mark C. Hollis, Charles H. Jenkins, Jr., Howard M. Jenkins, Tina P. Johnson, E. V. McClurg and William H. Vass.

     [ ] FOR all nominees listed above (except as to those nominees whose names have been crossed out).

     [ ] AUTHORITY WITHHELD

     2. Other Matters - Unless a line is stricken through this sentence, the Trustee (or the Trustee's designee) is directed in such person's discretion to vote the Account Shares upon such other matters as may properly come before the Annual Meeting.

The Account Shares will be voted as directed above if this proxy card is properly executed and timely returned. If no specification is made, or this proxy card is not returned, the shares will be voted in favor of items 1 and 2.

The undersigned acknowledges receipt of (1) the Corporation's 1997 Annual Report to Stockholders and (2) the Corporation's Notice of Annual Meeting of Stockholders and Proxy Statement dated March 4, 1998 relating to the Annual Meeting. The undersigned revokes any proxy previously given for the Account Shares.



___________________________     ___________________________________________
Date                            Signature

Note: Your signature should appear as your name appears on the reverse side. If signing as attorney, executor, administrator, trustee, guardian or other representative capacity, please give full title as such.

[ ] I will attend the meeting.

(Promptly mark, sign, date, remove from proxy, fold and return either through the unmetered mail system or in the enclosed envelope.)

Return to:
Retirement Department
Publix Corporate Office
Lakeland